Exhibit 1

EXHIBIT 1: Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Shares, par value $0.001 per share, of China Agritech, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 28th day of October, 2009.

CARLYLE OFFSHORE PARTNERS II, LIMITED

By:	/s/ DANIEL A. D’ANIELLO
Name:	Daniel A. D’Aniello
Title:	Director

DBD CAYMAN, LTD.

By:	/s/ DANIEL A. D’ANIELLO
Name:	Daniel A. D’Aniello
Title:	Director

TCG HOLDINGS CAYMAN II, L.P.
By:	DBD CAYMAN, LTD., as its general partner

By:	/s/ DANIEL A. D’ANIELLO
Name:	Daniel A. D’Aniello
Title:	Director

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By:	TCG HOLDINGS CAYMAN II, L.P., as its general partner
By:	DBD CAYMAN, LTD., as its general partner

By:	/s/ DANIEL A. D’ANIELLO
Name:	Daniel A. D’Aniello
Title:	Director

CAGP IV LTD.

By:	/s/ DANIEL A. D’ANIELLO
Name:	Daniel A. D’Aniello
Title:	Director

CAGP IV GENERAL PARTNER, L.P.
By:	CAGP IV LTD., as its general partner

By:	/s/ DANIEL A. D’ANIELLO
Name:	Daniel A. D’Aniello
Title:	Director

CARLYLE ASIA GROWTH PARTNERS IV, L.P.
By:	CAGP IV General Partner, L.P., as its general partner
By:	CAGP IV LTD., as its general partner

By:	/s/ DANIEL A. D’ANIELLO
Name:	Daniel A. D’Aniello
Title:	Director

CAGP IV CO-INVESTMENT, L.P.
By:	CAGP IV General Partner, L.P., as its general partner
By:	CAGP IV LTD., as its general partner

By:	/s/ DANIEL A. D’ANIELLO
Name:	Daniel A. D’Aniello
Title:	Director